Exhibit 10.3

IMPAC Mortgage Corp.

19500 Jamboree Road

Irvine, CA 92162

Integrated Real Estate Service Corporation

19500 Jamboree Road

Irvine, CA 92162

Re:                             Tenth Amendment to Master Repurchase Agreement and Pricing Letter (“Tenth Amendment”).

This Tenth Amendment is made this 15th day of July, 2014 (the “Amendment Effective Date”), to that certain Master Repurchase Agreement, dated August 31, 2011, as amended (the “Repurchase Agreement”) and the Pricing Letter, dated August 31, 2011, as amended (the “Pricing Letter”) in each case by and among Excel Mortgage Servicing, Inc. and AmeriHome Mortgage Corporation (each a “Seller” and, collectively, “Sellers”), and EverBank (“Buyer”).  The Repurchase Agreement, the Pricing Letter and all Amendments are sometimes hereinafter collectively referred to as the “Agreement.”

WHEREAS, Sellers and Integrated Real Estate Service Corporation (“Guarantor”) requested that Buyer amend the Agreement; and

WHEREAS, Sellers, Guarantor and Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

SECTION 1.         Amendments.

(a)           The following definition contained in Section 1 of the Pricing Letter is hereby amended and restated in its entirety as follows:

“Concentration Limit” as of any date of determination, with respect to the Eligible Mortgage Loans included in any Concentration Category, the applicable amount which the aggregate Purchase Price for such Eligible Mortgage Loans may not at any time exceed, as set forth in the below table.

Concentration Category	Concentration Limit (percentages based on Maximum Purchase Amount)
Aged Loans	5%
Wet Mortgage Loans	40%
Jumbo Loans	10%
Eligible Correspondent Mortgage Loans	50%
High LTV VA Refinance Loans	10%
DU Refi Plus Loans	10%

SECTION 2.         Defined Terms.  Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 3.         Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Tenth Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4.         Representations.  In order to induce Buyer to execute and deliver this Tenth Amendment, each Seller hereby represents to Buyer that as of the date hereof, except as otherwise expressly waived by Buyer in writing, such Seller is in full compliance with all of the terms and conditions of the Agreement including without limitation, all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 5.         Governing Law.  This Tenth Amendment and any claim, controversy or dispute arising under or related to or in connection with this Tenth Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which shall govern.

SECTION 6.         Counterparts.  This Tenth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement.  This Tenth Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No signatory to this Tenth Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

SECTION 7.         Guarantor.  Guarantor acknowledges and agrees that nothing contained herein, and Guarantor’s signature hereon, shall not be deemed an acknowledgement, a course of conduct a waiver or an amendment of the provisions of the Facility Guaranty, which continue in full force and effect and do not require any Guarantor’s consent to the actions taken hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Guarantor and Buyer have caused this Tenth Amendment to be executed and delivered as of the Amendment Effective Date.

IMPAC Mortgage Corp., as Seller		EVERBANK, as Buyer

By:	/s/ Todd R. Taylor	By:	/s/ Sean R. Delaney
Its:	Todd R. Taylor	Its:	Sean R. Delaney
Title:	EVP/CFO	Title:	Vice President

INTEGRATED REAL ESTATE SERVICE CORPORATION, as Guarantor

By:	/s/ Todd R. Taylor
Its:	Todd R. Taylor
Title:	EVP/CFO